BLACKROCK SERIES FUND, INC.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated February 3, 2020 to the

Prospectus of the Fund, dated May 1, 2019

Effective February 1, 2020, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Capital Appreciation Portfolio — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.
Phil Ruvinsky	2020	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Lawrence Kemp and Phil Ruvinsky are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:

Capital Appreciation Portfolio

The Capital Appreciation Portfolio is managed by a team of financial professionals. Lawrence Kemp and Phil Ruvinsky are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.
Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Shareholders should retain this Supplement for future reference.

PRO-19057-0220SUP